THE PRUDENTIAL SERIES FUND

PSF Mid-Cap Growth Portfolio

Supplement dated September 29, 2022 to the
Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (the SAI) for The Prudential Series Fund (the Trust) relating to the PSF Mid-Cap Growth Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the SAI.

The Board of Trustees of the Trust recently approved amending the subadvisory agreement between PGIM Investments LLC and J.P. Morgan Investment Management Inc. to reflect a new subadvisory fee schedule for the Portfolio. In connection with the Board’s approval, PGIM Investments LLC contractually agreed to waive a portion of its management fee through June 30, 2024.

To reflect the changes described above, the SAI is hereby revised as follows, effective December 5, 2022:

A.	The table in Part I of the SAI entitled “Fee Waivers & Expense Limitations” is hereby revised by adding the information set forth below to the information pertaining to the Portfolio:
Fee Waivers & Expense Limitations
Portfolio	Fee Waiver and/or Expense Limitation
PSF Mid-Cap Growth

The Manager has contractually agreed to waive 0.013% of its management fee through June 30, 2024. This arrangement may not be terminated or modified without the prior approval of the Trust’s Board of Trustees.

B.	The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by replacing the information pertaining to the Portfolio with the information set forth below:
Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser(s)	Fee Rate
PSF Mid-Cap Growth	J.P. Morgan Investment Management Inc. (J.P. Morgan)	0.40% of average daily net assets to $100 million; 0.35% of average daily net assets over $100 million
C.

The section in Part I of the SAI entitled “Aggregation Notes to Subadviser Fee Rate Table” is hereby revised by adding the information pertaining to J.P. Morgan Investment Management Inc. with the information set forth below:

J.P. Morgan: Assets managed by J.P. Morgan in the PSF Mid-Cap Growth Portfolio will be aggregated with assets managed by J.P. Morgan in the AST Mid-Cap Growth Portfolio for the purpose of calculating the subadvisory fee.

This supplement should be read and retained for future reference.

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